UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2007

LHC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 21, 2007, LHC Group, Inc. (the “Company”) issued a press release announcing that it has signed a definitive agreement with Roane General Hospital to acquire a 100% interest in the assets of Roane General Home Health located in Spencer, West Virginia. Also, in separate transactions, LHC Group signed two license lease agreements. One of these agreements was signed with Fulton County Hospital in Salem, Arkansas. The other agreement converts a management agreement to a license lease agreement.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated March 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:	/s/ Barry E. Stewart
Barry E. Stewart
Executive Vice President and Chief Financial Officer

Dated:March 22, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release announcing the Transaction, dated March 21, 2007.